                     (AS FURTHER REVISED BY HTD ON 26.11.02)

                             DATED                2002





                            CREDIT FACILITY AGREEMENT




                             (1) TORCH OFFSHORE INC

                        (2) GLOBAL MARINE SYSTEMS LIMITED








                       RELATING TO THE VESSEL "WAVE ALERT"
                        TO BE RENAMED "MIDNIGHT WRANGLER"












                              Hill Taylor Dickinson
                                 Irongate House
                                  Duke's Place
                                 London EC3A 7HX

INDEX

CLAUSE                                                              PAGE
1        DEFINITIONS                                                  1

2        LENDER'S COMMITMENTS                                         5

3        USE OF PROCEEDS                                              6

4        AVAILABILITY                                                 6

5        INTEREST                                                     6

6        REPAYMENT AND PREPAYMENT                                     7

7        TAXES                                                        7

8        ILLEGALITY AND CHANGES IN CIRCUMSTANCES                      8

9        REPRESENTATIONS AND WARRANTIES                               8

10       CONDITIONS PRECEDENT                                        10

11       COVENANTS OF THE BORROWER                                   12

12       EVENTS OF DEFAULT                                           13

13       PAYMENT                                                     15

14       COSTS                                                       16

15       BENEFIT OF THIS AGREEMENT                                   16

16       INDEMNITY                                                   16

17       FURTHER ASSURANCE                                           17

18       PROVISIONS PROHIBITED BY LAW                                17

19       RIGHTS OF LENDER                                            17

20       NOTICES                                                     18

21       GOVERNING LAW                                               18

22       JURISDICTION                                                18

23       COUNTERPARTS                                                19

24       UNDERTAKINGS OF THE LENDER                                  19

THIS FACILITY AGREEMENT is made the          day                Two Thousand and
Two

BETWEEN:-

(1) TORCH OFFSHORE INC. a corporation duly incorporated under the laws of the State of Delaware, United States of America whose principal place of business is situate at Suite 400, 401, Whitney Avenue, Gretna 70056, Louisiana, United States of America, their successors and permitted assigns (the "Borrower"); and

(2) GLOBAL MARINE SYSTEMS LIMITED a company incorporated under the laws of England and Wales whose registered office is at East Saxon House, 27 Duke Street, Chelmsford CM1 1HT their successors and permitted assigns (the "Lender").


WHEREAS:-

(A) Pursuant to the MoA (as hereinafter defined) the Borrower has agreed to purchase the Vessel from the Lender.

(B) The Lender has agreed to make available to the Borrower a credit facility of up to Nine Million, Seven Hundred and Thirty One Thousand, Four Hundred and Seventeen United States Dollars (US$9,731,417) subject to the terms and conditions contained in this Agreement (the "Facility").

(C) The Facility is provided for the purpose of assisting the Borrower in the purchase of the Vessel from the Lender pursuant to the MoA.

(D) This Facility is to be secured by a Mortgage over the Vessel together with an Assignment of the Insurances of the Vessel.

NOW IT IS AGREED as follows:-

1.       DEFINITIONS

1.1 In this Agreement the expressions "Environmental Claim", "Environmental Incident", "Insurances" and "Total Loss" shall have the meanings ascribed to them in the Mortgage and the following expressions shall have the following meanings:-

         "AGREEMENT" means this agreement as originally executed or as it may from time to time be supplemented, amended, novated and/or varied.

         "AVAILABILITY DATE" means the Business Day on which title to the Vessel passes to the Borrower pursuant to the documents to be delivered under the

         MoA and the Facility is also made available to the Borrower in accordance with and subject to the terms of Clauses 4 and 10 hereof;

         "BUSINESS DAY" means a day on which banks are open for business and for dealings in foreign currency deposits in New Orleans, New York and London.

         "CONDITIONS PRECEDENT" means any or all of the conditions in Clause 10.

         "DEED OF GENERAL ASSIGNMENT" means the Deed of General Assignment of all the Insurances of the Vessel to be executed by the Borrower in favour of the Lender substantially in the form set out in Appendix "A" (or such other form as the Lender may require or agree to in writing).

         "DEFAULT RATE" means one per cent (1%) above LIBOR with a minimum of seven per cent (7%) per annum.

         "DELIVERY" means delivery of the Vessel by the Lender (as seller) to the Borrower (as buyer) pursuant to the MOA;

         "DOLLARS" and "$" means the lawful currency of the United States of America;

         "ENCUMBRANCE" means any mortgage, pledge, lien, charge, assignment by way of security, hypothecation or any other security arrangement whatsoever.

         "EVENT OF DEFAULT" means any of the events or circumstances set out in Clause 12.

         "FACILITY" means the facility of up to Nine Million, Seven Hundred and Thirty One Thousand, Four Hundred and Seventeen United States Dollars (US$9,731,417) or, where the context so admits, the principal amount thereof from time to time outstanding;

         "FACILITY PERIOD" means the period from the Availability Date to the fifth anniversary thereof or the date upon which the Outstanding Indebtedness has been paid in full (whichever is the earlier);

         "INTEREST RATE" means the rate of seven per cent (7%) per annum;

         "ISM CODE" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention adopted by the International Maritime Organisation on 4th November 1993 incorporated as Chapter IX of the International Convention for Safety of Life at Sea 1974 as amended.

         "LIBOR" means the rate per annum of the British Bankers' Association Interest Settlement Rate for deposits in Dollars (rounded upwards to the nearest one-sixteenth of one per cent (1/16%) if a split rate is shown) which appears on the relevant page of the Reuters Service (or if such page or service ceases to be available, such other page or service as the case may be) for the purpose of displaying an average British Bankers' Association Interest Settlement Rate for one month deposits in Dollars at or about
         11.00 a.m. on the first Business Day following an Event of Default under this Agreement.

         "MoA" means the Memorandum of Agreement between the Lender and the
         Borrower dated      November 2002 together with any and all subsequent
         addenda in respect of the sale by the Lender to and the purchase by the Borrower of the Vessel.

         "MORTGAGE" means the First Preferred Vanuatu Mortgage to be executed by the Borrower over the Vessel in favour of the Lender substantially in the form set out in Appendix "B" (or in such other form as the Lender may require or agree in writing).

         "OUTSTANDING INDEBTEDNESS" means the aggregate of the Facility, accrued interest thereon and any other monies or costs whatsoever payable to the Lender from time to time under this Agreement and the Security Documents.

         "PAYMENT DATE" means a date on which an instalment of the Facility becomes due and payable by the Borrower pursuant to the terms of Clause 6.

         "PERMITTED ENCUMBRANCE" means:

         (a) any Encumbrance constituted by, or granted pursuant to, a Security Document;

         (b)      any Seller's Lien;

         (c)      any lien for salvage or general average;

         (d) any lien for Master's, officers' or crew's wages outstanding in the ordinary course of business;

         (e) any lien for Master's disbursements incurred and outstanding in the ordinary course of business;

         (f) any Encumbrance arising in the ordinary course of business by statute or by operation of law in respect of obligations which are overdue (inclusive of any grace period) or which are being contested in good faith by appropriate proceedings, if and so long as any such proceedings or the continued existence of such Encumbrance do not involve any likelihood of the sale, forfeiture or loss of the Vessel or any interest therein;

         (g) (subject to clause 6.1(N) of the Mortgage) any repairer's or outfitter's possessory lien;

         (h) any other Encumbrance which the Borrower and Lender agree in writing shall be a Permitted Encumbrance.

         "PURCHASE DOCUMENTS" means the MoA and all the contracts, agreements, bills of sale and other documents provided therein, whereby the Borrower has contracted to purchase and will acquire title to the Vessel.

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice, lapse of time or any combination thereof would constitute an Event of Default.

         "PURCHASE PRICE" means the price at which the Lender has agreed to sell and the Borrower has agreed to buy the Vessel as set out in the MoA.

         "RECEIVING BANK" means The Royal Bank of Scotland, Corporate Banking Office, 5-10 Great Tower Street, London EC3 or such other bank as may from time to time be notified by the Lender to the Borrower.

         "SECURITY DOCUMENTS" means this Agreement, the Deed of General Assignment, the Mortgage and, where the context permits, any other securities, guarantees or undertakings whatsoever which the Borrower has agreed to procure and/or which may be executed at any time in respect of the Facility.

         "SELLER'S LIEN" means any Encumbrance created, or permitted to arise or subsist, by the Lender prior to Delivery or which arises as out of or as a result of:

         (a)      any act or omission of the Lender; or

         (b)      any claim against or affecting the Lender; or

         (c) the ownership, operation, maintenance, repair, modification, chartering or use of the Vessel by the Lender prior to Delivery.

         "SUBSIDIARY" has the meaning ascribed to it under the Companies Act 1985 and the word "Subsidiaries" shall be construed accordingly.

         "TANGIBLE NET WORTH" at any time means the aggregate at such time of:-

         (i) the amounts paid up, or credited as paid up, on the issued share capital of the Borrower;

         (ii) any credit balance on the profit and loss account of the Borrower; and

         (iii) any amount standing to the credit of any other capital and revenue reserves of the Borrower including any share premium account and capital redemption reserve;

         less the aggregate at such time of:-

         (i) any debit balance on the profit and loss account of the Borrower;

         (ii) all amounts attributable to goodwill and other intangible assets;

         (iii) any surplus on any revaluation of property or assets after 31st December 2001 (being the date as at or to which the latest audited financial statements of the Borrower have been prepared); and

         (iv) any reserves attributable to interests of minority shareholders in any Subsidiary.

         (and so that no amount shall be included or excluded more than once);

         "VESSEL" means the vessel known as "WAVE ALERT" to be renamed "MIDNIGHT WRANGLER" once purchased from the Lender pursuant to the MoA and registered under the Vanuatu Flag in the port of Vila in the ownership of the Borrower.

1.2 Where the context so admits words importing the singular number only shall include the plural and words importing persons shall include references to any individual company, body corporate, association, partnership, firm, joint venture, trust and Governmental Entity. Clause headings are inserted for convenience or reference only and shall be ignored in construing this Agreement. References to Clauses and Appendices are to clauses of and appendices to this Agreement save as may be otherwise expressly provided. Month means calendar month. References to each of the parties hereto shall be deemed to be references to or to include, as appropriate, their respective successors and permitted assigns and references to any document are to be construed as references to such document as amended, varied or supplemented from time to time. Further references to any law are references to that law as amended, consolidated, supplemented or replaced from time to time and references to law include references to any constitutional provision, treaty, decree, convention, statute, act, regulation, rule, ordinance, subordinate legislation, rule of common law and of equity and judgment.

2.       THE LENDER'S COMMITMENT

2.1 In reliance upon each of the representations and warranties set forth in Clause 9 and subject always to the terms, covenants and conditions of this

         Agreement being complied with, the Lender will make the Facility available to the Borrower on and with effect from the Availability Date.

3.       USE OF PROCEEDS

3.1 The purpose of the Facility is to assist the Borrower with the financing by it of the balance of the Purchase Price of the Vessel as specified in the MOA.

3.2 Simultaneously with Delivery, the Facility (being an amount equal to the balance of the Purchase Price) shall be advanced, and deemed hereby to be advanced, by the Lender to the Borrower. The proceeds of the Facility shall be applied in or towards discharge of the Borrower's obligations to pay the Purchase Price under the MOA.

4.       AVAILABILITY

4.1 The availability of the Facility on the Availability Date shall be subject to compliance by the Borrower with the following conditions:-

         (A) no event having occurred which is an Event of Default or Potential Event of Default;

         (B) the representations and warranties contained in Clause 9 being true and correct on the Availability Date; and

         (C) fulfillment to the satisfaction of the Lender of all the Conditions Precedent.

4.2 The availability of the Facility is subject to fulfillment to the Lender's satisfaction of all Conditions Precedent and no Event of Default or potential Event of Default having occurred. Thus, if any such relevant condition has not been fulfilled or any such event has occurred the Facility shall not be available. Notwithstanding the foregoing the Lender may in its absolute discretion and by notice in writing waive compliance with any Conditions Precedent or the occurrence of an Event of Default or Potential Event of Default prior to the Facility becoming available provided always that the Borrower hereby covenants in those circumstances to comply with or procure the compliance with such condition or, as the case may be, to remedy such default within any period specified in such notice or subsequently notified in writing to the Borrower and failure to do so shall be deemed to constitute the occurrence of an Event of Default.

5.       INTEREST

5.1 Save as otherwise provided herein, the Borrower shall pay to the Lender interest at the Interest Rate on the Facility or the relevant amount thereof outstanding from time to time and in the amounts for the relevant month specified in Appendix C hereto on each Repayment Date as provided in Clause 6.1 hereof.

5.2 In the event of any default by the Borrower in the payment on the due date of any sum payable pursuant to the terms of this Agreement, the Borrower will pay to the Lender interest on the sum overdue at the Default Rate thereon from the date of such default up to the date of actual payment (as well after as before judgment). Such interest shall be payable on demand.

5.3 Interest accruing under Clause 5.2 shall accrue on a daily basis and a three hundred and sixty five day year.

6.       PAYMENT AND PREPAYMENT

6.1 Save as otherwise provided herein, the Facility, together with interest at the Interest Rate shall be paid down by the Borrower to the Lender over the Facility Period by fifty eight consecutive Monthly instalments of One Hundred and Eighty One Thousand One Hundred and Seventy Five Dollars (US$181,750), the first such instalment being payable on the day following one Month after the Availability Date and each subsequent instalment on the same day of each Month thereafter, followed by one final instalment of One Million One Hundred and Eighty One Thousand One Hundred and Seventy Five Dollars (US$1,181,750) payable on the same day in the last Month of the Facility Period. If any payment is due on a day that is not a Business Day then the due date in respect thereof shall be extended to the next succeeding Business Day, unless such Business Day falls in the next Month, in which event such due date shall be the immediately preceding Business Day. The Borrower will pay to the Lender with the final instalment all other sums then outstanding or payable hereunder.

6.2 Following the Availability Date the Borrower may prepay the whole of the Facility, but not part thereof upon giving to the Lender not less than 30 (thirty) Business Days or such shorter period as the Lender may agree prior written notice. Once such notice of prepayment is given it shall be irrevocable and shall bind the Borrower to prepay the whole of the Facility then outstanding.

6.3 If any part of the principal amount of the Outstanding Indebtedness is discharged by set-off pursuant to Clause 24.3, such amount set off shall be appropriated to reduce the remaining instalments (or such part thereof) in order of maturity.

7.       TAXES

7.1 Subject to Clause 24.3 all payments (whether of principal interest or otherwise) to be made by the Borrower to the Lender hereunder or under the Security Documents shall be made free and clear and without set-off, counterclaim, deduction of any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature. If at any time any applicable law requires the Borrower to make any such deduction or withholding from any such payment, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Lender receives a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

7.2 All fees and expenses payable by the Borrower pursuant to this Agreement and/or the Security Documents shall be paid together with Value Added Tax or any similar tax (if applicable).

8.       ILLEGALITY AND CHANGE IN CIRCUMSTANCES

8.1 If any change in applicable law or any interpretation of it makes it (or makes it apparent that it is) unlawful or impossible for the Borrower to perform its obligations under this Agreement or the Security Documents:-

         (A) the Lender shall be discharged from all obligations to make available or maintain the Facility; and

         (B) the Borrower shall forthwith on demand pay to the Lender the amount of the Outstanding Indebtedness.

8.2 If any change in applicable law or any interpretation of it makes it (or makes it apparent that it is) unlawful or impossible for the Lender to perform its obligations under this Agreement and the Facility has not been advanced, the Lender shall be discharged from its obligation to make available or maintain the Facility and the Borrower shall be entitled to cancel the MOA in accordance with additional clause 18 of the MOA.]

9.       REPRESENTATIONS AND WARRANTIES

9.1 The Borrower hereby represents and warrants to the Lender with the intent that each representation warranty and undertaking shall continue in full force and effect so long as there is any Outstanding Indebtedness and that each such representation, warranty and undertaking shall be true and accurate as at the date of this Agreement and at the Availability Date and (except in the case of paragraph (H) below) each Repayment Date:-

         (A) That it is duly incorporated and validly existing and in good standing under the laws of the State of Delaware, United States of America.

         (B) That it has power to purchase the Vessel pursuant to the MoA, to own it and enter into this Agreement and the Security Documents (and in particular the Borrower has power to enter into a Mortgage as security for the Outstanding Indebtedness) and the Borrower has taken all necessary corporate or other action to authorise the purchase of the Vessel by it and the borrowing on the terms and conditions of this Agreement and the Security Documents and the Borrower has taken all necessary corporate or other action to authorise the execution and delivery of each of this Agreement and the Security Documents and their performance according to their respective terms.

         (C) That it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents (apart from the Mortgage) that any of them be filed, recorded or enrolled with any governmental authority or agency of or in any country where the Borrower carries on business or the Vessel is registered or that any of them be stamped with any stamp or similar transaction tax in any such country.

         (D) That all consents, licences, approvals or authorisations of or declarations to governmental authorities and agencies required to make this Agreement and the Security Documents legal, valid, enforceable or admissible in evidence have been obtained or made and are in full force and effect.

         (E) That the execution and delivery of this Agreement and the Security Documents and their performance according to their respective terms will not violate:-

                  (i)      the constitutional documents of the Borrower;

                  (ii) any applicable law or regulation or order or decree of any governmental authority or agency; or

                  (iii) any mortgage, deed or agreement which is binding upon the Borrower or its assets.

         (F) That the Borrower has not been declared in breach of or in default under any mortgage, or credit facilty which is binding upon it or any of its assets and (subject to compliance by the Lender with its obligation to deliver the Vessel to the Borrower free of Encumbrances in accordance with the MOA) there are no arrangements in place in respect of the Vessel which will take priority to the Lender's position as mortgagee under the Mortgage.

         (G) That no material litigation or administrative proceeding of or before any court or governmental authority or agency is pending or (to the Borrower's knowledge) threatened, (save those lawsuits disclosed in the Borrower's 10Q report to the US Securities and Exchange Commission dated 30 September 2002, but, for the avoidance of doubt, when this warranty is repeated any material change to the position of the litigation disclosed in such report shall be notified to the Lender) the result of which would or might be to have a material adverse effect on any of the Borrower's business, assets or financial condition such as to prejudicially affect its ability to comply with its obligations under any of this Agreement or the Security Documents (as the case may be).

         (H) That the Borrower will upon delivery to it by the Lender be the sole unencumbered (save only for the Mortgage contemplated hereby and subject as aforesaid in paragraph (F) above) lawful owner of the Vessel which will be duly registered and documented in its name under the Vanuatu Flag.

         (I) That upon execution and delivery to the Lender (and, in the case of the Mortgage only, registration with the appropriate governmental authority of the Republic of Vanuatu), this Agreement and the Security Documents will constitute valid and binding obligations of the Borrower (so far as it is a party to them).

         (J) That all factual information furnished by the Borrower relating to the business and affairs of the Borrower in connection with this Agreement and the Security Documents was true and correct in all material respects and that there are no other material facts or considerations the omission of which would render any such information misleading.

         (K) That no Event of Default or Potential Event of Default has occurred or is continuing.

10.      CONDITIONS PRECEDENT

10.1 The Lender shall be under no obligation to make the Facility available to the Borrower (except as provided by Clause 4) until it has received each of the following documents in a form and manner acceptable in all respects to the Lender or the Lender's legal advisers (unless and to the extent that receipt of any such document shall have been waived in writing by the Lender):-

         (A) certified true copies of the constitutional documents of the Borrower and evidence of its good standing;

         (B) resolutions in original of the Directors of the Borrower approving the entering into of the MoA (and the purchase of the Vessel), this Agreement and the Security Documents and the execution, delivery and performance thereof insofar as they relate to it and authorising some person or persons by power of attorney to execute any and all documents necessary for the Borrower to purchase the Vessel and for the Borrower to execute and deliver this Agreement and the Security Documents to the Lender;

         (C) originals of the powers of attorney executed in pursuance of the above-mentioned board resolutions referred to in Clause 10.1(B) above, duly notarised and legalised;

         (D) a copy of the protocol of delivery and acceptance for the Vessel duly signed by the Borrower and the Lender;

         (E)      such evidence as the Lender may require:-

                  (i) that (subject to compliance by the Lender with its obligation under the MOA to deliver the Vessel to the Borrower free of Encumbrances) the Vessel is free from all encumbrances and liens and charters upon delivery of the Vessel by the Lender to the Borrower and further no charter or employment agreements have been entered into which will take priority to the Mortgage;

                  (ii) that the Vessel will upon being purchased by the Borrower be registered under the Vanuatu Flag in the name of the Borrower;

                  (iii) that the Vessel is insured in accordance with the provisions of the Mortgage (including there having been effected in the Lender's name mortgagees' interest insurance and mortgagees interest insurance additional perils (pollution cover)) and the Deed of Assignment;

                  (iv) that following the Availability Date there shall be delivered to the Lender letters of undertaking from Hull and Machinery, War Risks and Protection and Indemnity Underwriters' Associations or Brokers in respect of the Insurances taken out on the Vessel in such form as shall be satisfactory to the Lender;

         (F) the Security Documents all duly executed by the Borrower or the other parties thereto including all notices collateral thereto (if any) all in a form satisfactory to the Lender and evidence that the Mortgage and any other documents which are required to be registered in the Republic of Vanuatu and/or any company registries or elsewhere will be or are so registered within the relevant time limits prescribed;

         (G) confirmation from Clyde & Co that they will act as agents for service of process in England of the Borrower;

         (H) such legal opinions from a Vanuatu lawyer appointed by the Lender on the registration of the Vessel and the Mortgage;

11.      COVENANTS OF THE BORROWER

11.1 So long as any part of the Outstanding Indebtedness remains undischarged the Borrower covenants and undertakes for the benefit of the Lender:-

         (A) To perform and observe the covenants and obligations imposed upon it hereunder and under the Security Documents.

         (B) Within three (3) Business Days after it acquires knowledge of the occurrence of a Potential Event of Default or any other event which is or would with the passage of time or the giving of notice, be an Event of Default, to give notice to the Lender thereof and specify the steps it intends to take to remedy such situation.

         (C) To duly pay and discharge all taxes, assessments and governmental charges upon it or against its property prior to the date on which penalties are attached thereto, unless and to the extent only that the same shall be contested in good faith and by appropriate legal proceedings.

         (D) To place on board the Vessel the Certificate of Registration thereof and a copy of the Mortgage over it as promptly as practicable following recordation thereof.

         (E) To maintain valid adequate and sufficient Insurances on the Vessel and to provide the Lender as soon as possible after the Availability Date with copies of the policies relating to the Insurances.

         (F) To arrange that the Vessel's classification be maintained at all times throughout the Facility Period and that such classification shall be renewed within the relevant time limit and no recommendation shall become overdue.

         (G) To ensure and arrange that the persons responsible for the operation of the Vessel obtain certification for themselves and the Vessel as and when required by the ISM Code and maintain such certification so that they are not withdrawn or cancelled.

         (H) Not to sell or further mortgage or encumber the Vessel (apart from the Mortgage) without the prior written consent of the Lender.

         (I) That it will not without the prior written consent of the Lender:-

                  (i) create, incur, assume or allow to exist any Encumbrance on the Vessel or income arising therefrom or any part of its property or assets except for any Permitted Encumbrance or any charter on the Vessel, which does not contravene the provisions of Clause 6(M) of the Mortgage;

                  (ii) borrow any further monies in relation to the Vessel other than contemplated hereby;

                  (iii)    appoint any manager to the Vessel;

         (J) To supply to the Lender within one hundred and eighty (180) days of the end of each of its fiscal or financial years a copy of the Borrower's annual financial statement or accounts for the relevant year and within sixty (60) days of the end of each half year its interim financial statements and accounts for that period;

         (K) To supply the Lender from time to time with all such information regarding its business, assets and regarding the Vessel (including its movements and employment) as the Lender may reasonably request;

         (L)      To ensure that

its Tangible Net Worth does not fall below US$60,000,000;

         (M) To supply such information as the Lender may from time to time reasonably request with regard to the Insurances so as to enable the Lender to ensure the Borrower is complying with its obligations in respect thereof.

12.      EVENTS OF DEFAULT

12.1 If any of the following Events of Default occur, then the Lender shall be discharged from all obligations to make or maintain the Facility and the Lender may by written notice to the Borrower declare the Outstanding Indebtedness to be immediately payable whereupon the same shall become so due and payable and all monies thereafter received shall be applied in the manner set out in Clauses 13.2.

12.2     The Event of Default are:

         (A) If the Borrower does not pay any sum of money payable under this Agreement or the Security Documents on its due date (which for this purpose means a Payment Date, or in respect of moneys payable on demand means, unless otherwise specifically provided, within five (5) Business Days from such demand) or defaults in the due payment of any sum which has become due and payable hereunder or under the Security Documents.

         (B) The occurrence of any Event of Default specified in the Mortgage.

         (C) If the Borrower or any other party to any of the Security Documents (except the Lender) defaults in the due performance and observance of any of the terms, covenants and conditions on its part contained in this Agreement or the Security Documents (other than relating to payments which shall be governed by sub-clause (A) above or the covenants given in Clause 11 (E),
                  (F), (G), (H) and (L) which result in an immediate default) and such default continues unremedied for a period of twenty eight (28) days after the Lender has given to the Borrower a written notice of such default.

         (D) If any representation or warranty made by the Borrower, or any other party to any of the Security Documents (except the Lender) in this Agreement or the Security Documents or any notice, certificate or statement delivered or made pursuant hereto or thereto proves to have been incorrect, inaccurate or misleading in any material respect and which has or is likely to have material consequences.

         (E) If the Borrower or any party to the Security Documents (except the Lender) shall be unable to pay or shall admit its, their or his inability to pay its their or his lawful debts as they mature.

         (F) If the Borrower shall convene a meeting of or propose to enter into any arrangement with its creditors generally.

         (G) If a distress or other execution is levied or sued out upon or against any material part of the property of the Borrower and is not discharged within five (5) Business Days.

         (H) If the Borrower suspends its operations or transfers or disposes of all or (without the prior written consent of the Lender such consent not to be unreasonably withheld) a substantial part of its assets.

         (I) If a petition is filed at (and is not discharged, withdrawn or stayed within 60 days) or an order or judgment is made or given by any Court or an effective resolution is passed for the liquidation, winding-up or re-organisation of the Borrower (otherwise than for reconstruction while solvent) or for the appointment of a receiver, administrator, trustee, conservator or liquidator of the Borrower or of all or a substantial part of its undertaking or assets, or anything analogous (including Chapter 11 proceedings in the United States) to any of the foregoing events or occasions occurs in any applicable jurisdiction to which the Borrower (or its assets) may be subject from time to time.

         (J) If any Governmental consent required by law for the validity, enforceability or performance in accordance with its terms of this Agreement or the Security Documents is not obtained or is withdrawn or ceases to be in full force and effect for any reason.

         (K) If the Borrower ceases to be a corporation registered in the State of Delaware and in good standing.

         (L) If there is a material adverse change in the financial situation of the Borrower, affecting its ability to meet its repayment obligations hereunder, because of, inter alia, the Borrower having to repay prematurely any loan or monies borrowed by the Borrower or any security given by the Borrower becoming enforceable.

         (M) If the Borrower, or any other company owned by it defaults under any other loan facility advanced to it at the date hereof or which at any time in the future is advanced to it, which default will affect its ability to meet its repayment obligations hereunder.

13.      PAYMENT

13.1 The Lender will maintain an account showing the amount of the Facility from time to time outstanding and other charges and expenses and all payments in respect thereof made by the Borrower from time to time pursuant to the terms of this Agreement.

13.2 From and after the occurrence of an Event of Default or a Potential Event of Default all monies whatsoever received by or on behalf of the Lender under and pursuant to one or more of the Security Documents (including all sums payable in the event of a Total Loss) or otherwise howsoever in connection with the Outstanding Indebtedness may be applied, in the following manner in such order as the Lender considers appropriate:-

         (A) in or towards satisfaction of all sums due hereunder and under the Security Documents other than payment instalments and default interest on the Facility (including, without limitation, the costs incurred by the Lender in enforcing its security);

         (B) in or towards satisfaction of default interest accrued on the Facility;

         (C) in or towards satisfaction of the Facility (whether or not then due and payable);

         (D) the remainder, if any, in payment to the Borrower, or such other person as may for the time being be entitled thereto.

13.3 If any sum payable under this Agreement or the Security Documents shall become due on a day which is not a Business Day, the due date in respect thereof shall be extended to the next succeeding Business Day, unless such Business Day falls in the next Month in which event such due date shall be the immediately preceding Business Day.

13.4 Subject as provided in this Agreement all payments or default interest or other sums which may fall to be made under this Agreement shall be made to the Lender's account at the Receiving Bank (Account No. GLMASY-USDC, swift no RBOSB2L) (or such other account as the Lender shall from time to time notify to the Borrower) not later than 15.00 hours New York time on the due date in Dollars.

14.      COSTS

14.1 The Borrower will pay all the costs, fees and expenses of the Lender, and also the fees and disbursements of the Lender's lawyers, accountants, surveyors, or other experts for any advice or services which the Lender may deem it necessary or expedient to obtain in connection with the carrying out of this Agreement or the Security Documents (which for the avoidance of doubt shall include all notary fees, registration fees, costs and expenses relating to the registration of the ship under the Vanuatu Flag, the creation of the Mortgage and any legal opinion thereon, but shall not include the Lender's own costs in preparing this Agreement and the Security Documents, or attending at Delivery) and the maintenance or enforcement of the security thereby given, shall pay all stamp and other duties and taxes (if any) (including Value Added Tax) to which this Agreement or the Security Documents may be subject and indemnify the Lender for and against all costs, expenses and liabilities with respect to or resulting from any delay in paying or omission to pay any such duties or taxes.

15.      BENEFIT OF AGREEMENT

15.1 This Agreement shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns, but the Borrower may not assign or transfer any of its rights, benefits or obligations hereunder or under the Security Documents, save with the prior written consent of the Lender. The Lender shall be entitled to assign all its rights and benefits hereunder without the consent of the Borrower, provided that such assignment is not to any of the Borrower's banks (which the Borrower has notified the Lender prior to the date hereof) or to other institutions prohibited by the United States of America at the time of such assignment.

16.      INDEMNITY

16.1 The Borrower hereby indemnifies and agrees to indemnify the Lender and to hold the Lender harmless against any and all costs, expenses or liabilities as certified by the Lender which the Lender may reasonably sustain or incur directly or indirectly as a consequence of or in connection with or arising out of:-

         (A) any default in paying down the Facility (or any part thereof) or in payment of any interest at the Default Rate accrued thereon or any other amount payable pursuant to the terms of one or more of the Security Documents;

         (B) all costs incurred by the Lender in acquiring any other currency other than Dollars, if the Borrower meets any obligations hereunder in any other currency or if any sums are received by the Lender hereunder or pursuant hereto in any other currency than Dollars.

16.2 The Borrower shall also indemnify the Lender on demand against all costs, expenses, liabilities and losses sustained or incurred as a result of or in connection with any Environmental Claim being made against the Lender or arising from any Environmental Incident.

17.      FURTHER ASSURANCE

17.1 The Borrower hereby agrees that at any time and from time to time, upon the written request of the Lender, the Borrower will promptly and duly execute and deliver and/or procure the execution and delivery of any and all such further legal documents as may be reasonably required by the Lender for the purpose of obtaining for the Lender the full benefits of this Agreement and/or the other Security Documents and of the rights and powers herein and therein granted.

18.      PROVISIONS PROHIBITED BY LAW

18.1 Any provision contained herein and/or in the other Security Documents prohibited by or unlawful or unenforceable under any applicable law shall, to the extent required by such law, be ineffective without modifying the remaining provisions of this Agreement or the other Security Documents, as the case may be. Where however the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law with the intent that this Agreement or the other Security Documents as the case may be, shall be valid, binding and enforceable in accordance with their respective terms.

19.      RIGHTS OF THE LENDER

19.1 Except as otherwise provided, time is of the essence in this Agreement and in the Security Documents.

19.2 The Lender's rights and powers under this Agreement or any of the Security Documents shall not be waived or construed to be waived because of:

         (A) any failure or delay on the part of the Lender in exercising the right;

         (B)      any course of dealing between the Lender and Borrower; or

         (C)      any single or partial exercise of the right;

19.3 The rights and remedies in this Agreement and in the other Security Documents expressly provided are cumulative and not exclusive of any rights or remedies which any or all of the parties would otherwise have.

19.4 This Agreement and the other Security Documents may only be amended by an agreement in writing by all the parties to the documents in question.

20.      NOTICES

20.1 Any notice, approval, consent, demand, or request to be given or made pursuant to this Agreement shall be in writing but may be given by letter or telex or facsimile transmission and shall be sent in the case of the Lender to its office at East Saxon House, 27 Duke Street, Chelmsford, Essex, CM1 1HT, England (Attention: Keith Taylor) (Fax:
         01245 702 213) with a copy to Director of Legal Services at the above address (Fax: 01245 702 163) and in the case of the Borrower to the offices of Torch Offshore Inc, 401 Whitney Avenue, Suite 400, Gretna 70056, Louisiana, United States of America (Attention: Robert Fulton) (Fax: + 504 367 7075).

20.2 Either the Lender or the Borrower may change the details contained in Clause 20.1 by giving fourteen days (14) notice to the other.

20.3 Any such notice, approval, demand or request shall be deemed to have been received in the case of a telex or facsimile transmissions at the time of despatch if sent on a Business day during the usual working hours in the country of receipt and in the case of a letter (whether served personally or by post) when actually delivered.

20.4 All certificates, instruments and other documents to be delivered under or supplied in connection with this Agreement or any of the Security Documents shall be in the English language or shall be accompanied by a certified English translation upon which the Lender shall be entitled to rely.

21.      GOVERNING LAW

21.1 This Agreement shall be governed by and construed in accordance with English Law.

22.      JURISDICTION

22.1 For the benefit of the Lender, the parties agree that any action arising out of or in connection with this Agreement or the Security Documents may be brought in the High Court of Justice in England and that Court shall have jurisdiction.

         The Lender and the Borrower irrevocably submit to the jurisdiction of that Court. Notwithstanding the foregoing, the submissions to such jurisdiction shall not (and shall not be construed so as to) limit the rights of the Lender to take proceedings against the Borrower in the courts of any other competent jurisdiction. The parties further agree that only the courts of England and Wales and not those of any other state shall have jurisdiction to determine any claim, which the Borrower may have against the Lender arising out of or in connection with this Agreement.

22.2 The Borrower agrees for the benefit of the Lender that any legal action or proceeding arising out of or in connection with this Agreement or the Security Documents shall be sufficiently served upon it if sent to the offices of Clyde & Co (marked for the attention of David Bennet) for the time being which at the date of this Agreement are situated at Beaufort House, Chertsey Street, Guildford, GU1 4HA whom the Borrower hereby irrevocably appoints as its agent for the purpose of accepting service on its behalf.

23.      COUNTERPARTS

23.1 This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

24.      UNDERTAKINGS OF THE LENDER

24.1 Without prejudice to the obligation and warranty of the Lender under and in accordance with the MoA to deliver the Vessel to the Borrower free of all charters, encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, which obligation shall be paramount, if in breach of such warranty there is created or arises or subsists any Seller's Lien affecting the Vessel or any part thereof the Lender will forthwith procure the release of that Seller's Lien, or arrange for the necessary security to be given in respect of the Seller's Lien in question so that it does not in any way fetter the Vessel or its operation.

24.2 If the Lender fails within three (3) Business Days after having received notice from the Borrower to procure the release of any Seller's Lien (or provide sufficient security to the claimant, so the Seller's Lien is secure to the claimant's satisfaction) and/or the Vessel at any time has a writ or libel filed against it or is arrested, attached, levied upon pursuant to any legal process or is detained in exercise or purported exercise of any lien or claim or whatsoever nature, in each such case arising out of the existence of any such Seller's Lien, the Borrower shall:-

         (A) be entitled to act as the agent for the Lender to procure the release of that Seller's Lien and/or release of the Vessel from such arrest, detention, attachment or levy or, as the case may be, the discharge of the writ or libel and the discharge of all liabilities in connection with such process, claim, lien or other action; and

         (B) be entitled to be indemnified by the Lender against all direct losses (but for the avoidance of doubt not any indirect losses or consequential losses, including loss of revenue, loss of bargain and loss of opportunity) and expenses reasonably and properly so incurred by it.

24.3 Up until such time as the Lender notifies the Borrower of any assignment of its rights under this Agreement and / or the Security Documents, the Borrower shall be entitled to set off against the Outstanding Indebtedness any amount in respect of which the Lender is obliged to indemnify the Borrower under clause 24.2(B). After such notification the Borrower shall not be entitled to exercise such right of set-off and will only be able to rely on the indemnity contained in Clause 24.2.

IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written.


SIGNED by                         )
for and on behalf of              )
TORCH OFFSHORE INC                )
in the presence of:-              )




SIGNED by                         )
for and on behalf of              )
GLOBAL MARINE SYSTEMS             )
LIMITED                           )
in the presence of:-              )

                                  APPENDIX "A"

                        DEED OF ASSIGNMENT OF INSURANCES

                                  APPENDIX "B"


                                    MORTGAGE

                                  APPENDIX "C"


                 SCHEDULE OF PAYMENTS OF PRINCIPAL AND INTEREST


                               "MIDNIGHT WRANGLER"


                                                PAYMENT        INTEREST        PRINCIPAL      OUTSTANDING DEBT
   INSTALMENT NO          MONTH                   ($)             ($)             ($)               ($)
   -------------          -----                 -------        --------        ---------      ----------------
                                                                                                   9,731,417
              1             April-03            181,175          56,767         124,408            9,607,009
              2               May-03            181,175          56,041         125,134            9,481,874
              3              June-03            181,175          55,311         125,864            9,356,010
              4              July-03            181,175          54,577         126,598            9,229,412
              5            August-03            181,175          53,838         127,337            9,102,075
              6         September-03            181,175          53,095         128,080            8,973,996
              7           October-03            181,175          52,348         128,827            8,845,169
              8          November-03            181,175          51,597         129,578            8,715,591
              9          December-03            181,175          50,841         130,334            8,585,257
             10           January-04            181,175          50,081         131,094            8,454,163
             11          February-04            181,175          49,316         131,859            8,322,304
             12             March-04            181,175          48,547         132,628            8,189,675
             13             April-04            181,175          47,773         133,402            8,056,273
             14               May-04            181,175          46,995         134,180            7,922,093
             15              June-04            181,175          46,212         134,963            7,787,131
             16              July-04            181,175          45,425         135,750            7,651,380
             17            August-04            181,175          44,633         136,542            7,514,839
             18         September-04            181,175          43,837         137,338            7,377,500
             19           October-04            181,175          43,035         138,140            7,239,360
             20          November-04            181,175          42,230         138,945            7,100,415
             21          December-04            181,175          41,419         139,756            6,960,659
             22           January-05            181,175          40,604         140,571            6,820,088
             23          February-05            181,175          39,784         141,391            6,678,697
             24             March-05            181,175          38,959         142,216            6,536,481
             25             April-05            181,175          38,129         143,046            6,393,435
             26               May-05            181,175          37,295         143,880            6,249,555
             27              June-05            181,175          36,456         144,719            6,104,836
             28              July-05            181,175          35,612         145,563            5,959,273
             29            August-05            181,175          34,762         146,413            5,812,860
             30         September-05            181,175          33,908         147,267            5,665,594
             31           October-05            181,175          33,049         148,126            5,517,468
             32          November-05            181,175          32,185         148,990            5,368,478
             33          December-05            181,175          31,316         149,859            5,218,619
             34           January-06            181,175          30,442         150,733            5,067,886
             35          February-06            181,175          29,563         151,612            4,916,274
             36             March-06            181,175          28,678         152,497            4,763,777
             37             April-06            181,175          27,789         153,386            4,610,391
             38               May-06            181,175          26,894         154,281            4,456,110
             39              June-06            181,175          25,994         155,181            4,300,929
             40              July-06            181,175          25,089         156,086            4,144,842
             41            August-06            181,175          24,178         156,997            3,987,846
             42         September-06            181,175          23,262         157,913            3,829,933
             43           October-06            181,175          22,341         158,834            3,671,099

             44          November-06            181,175          21,415         159,760            3,511,339
             45          December-06            181,175          20,483         160,692            3,350,647
             46           January-07            181,175          19,545         161,630            3,189,017
             47          February-07            181,175          18,603         162,572            3,026,445
             48             March-07            181,175          17,654         163,521            2,862,924
             49             April-07            181,175          16,700         164,475            2,698,450
             50               May-07            181,175          15,741         165,434            2,533,016
             51              June-07            181,175          14,776         166,399            2,366,616
             52              July-07            181,175          13,805         167,370            2,199,247
             53            August-07            181,175          12,829         168,346            2,030,901
             54         September-07            181,175          11,847         169,328            1,861,573
             55           October-07            181,175          10,859         170,316            1,691,257
             56          November-07            181,175           9,866         171,309            1,519,947
             57          December-07            181,175           8,866         172,309            1,347,639
             58           January-08            181,175           7,861         173,314            1,174,325
             59          February-08          1,181,175           6,850       1,174,325                    0
                                             ----------       ---------       ---------
TOTALS                                       11,689,325       1,957,907       9,731,417
                                             ==========       =========       =========